Events After the Reporting Period	12 Months Ended
Dec. 31, 2020
Disclosure Of Events After Reporting Period [Abstract]
Events After the Reporting Period
22	Events After the Reporting Period

On February 12, 2021, BioNTech and Pfizer announced that the U.S. government has exercised its option to purchase an additional 100 million doses of the Pfizer-BioNTech COVID-19 vaccine. This brings the total number of doses to be supplied by the companies to the U.S. government to 300 million.

On February 17, 2021, BioNTech and Pfizer announced an agreement with the European Commission (EC) to supply an additional 200 million doses of COVID-19 vaccine to the 27 European Union member states. The EC has the option to request supply of an additional 100 million doses.

In February 2021, RSUs under the BioNTech Employee 2020 Equity Plan were offered to employees based in Europe which determined the grant date fair value. Given that the share price had increased since the plan was established, a significant true-up in fair value occurred.

In February 2021, RSUs under the BioNTech 2020 Restricted Stock Unit Plan for North America Employees were offered to employees based in the United States. As from this date, BioNTech started recognizing expenses for this plan in the Consolidated Statements of Operations.

On March 12, 2021, BioNTech Turkey Tıbbi Ürünler Ve Klinik Araştirma Ticaret Anonim Şirketi, translates as BioNTech Turkey Pharmaceutical Products and Clinical Trials Trading JSC, Istanbul, Turkey, was founded and is a wholly-owned subsidiary of BioNTech SE.